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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   February 25, 1997
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                            MEXCO ENERGY CORPORATION
                            ------------------------
               (Exact name of registrant as specified in charter)


          Colorado                   0-6694            84-0627918
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(State or other jurisdiction    (Commission No.)     (IRS Employer
       of incorporation                            Identification No.)

214 W. Texas, Suite 1101, Midland, Texas                  79701
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(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code  (915) 682-1119
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                            MEXCO ENERGY CORPORATION

                                     Index

ITEM 2.   ACQUISITION                                               3

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS                         3

                                       2
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ITEM 2.   ACQUISITION
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     (a) On February 25, 1997 the Registrant purchased all of the issued and outstanding 90 shares of common stock of Forman Energy Corporation, a New York corporation, for cash in the amount of $1,397,000. The value of the stock was based on the Estimated Fair Market Value Opinion provided by the engineering firm of T. Scott Hickman & Associates, Inc. of Midland, Texas. Virtually all of the assets of Forman Energy Corporation consist of oil and gas properties
located in the United States.   Funding for the acquistion has been provided by
NationsBank of Texas through a revolving line of credit in the amount of $1,750,000 collateralized by a deed of trust covering substantially all of the Registrants properties and pledge of the stock of Forman Energy Corporation.

     (b) Assets of the acquired company include partial interests in lease and well equipment associated with various working interests in producing oil and gas properties. These assets will continue to be used in the same manner.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
          ---------------------------------

     Financial statements which are unavailable at this time will be filed by May 9, 1997.



                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MEXCO ENERGY CORPORATION



                                       By: /s/Nicholas C. Taylor
                                           -----------------------------
                                           Nicholas C. Taylor, President

Date:  February 25, 1997

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